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                EXHIBIT 10.7 - 1999 EMPLOYEE STOCK PURCHASE PLAN



                             SALESLOGIX CORPORATION

                        1999 EMPLOYEE STOCK PURCHASE PLAN

      1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2.    Definitions.

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock of the Company.

            (d) "Company" shall mean SalesLogix Corporation, a Delaware corporation, and any Designated Subsidiary of the Company.

            (e) "Compensation" shall mean all base straight time gross earnings and commission exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation, all as reported by the Company on W-2 forms.

            (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

            (h) "Enrollment Date" shall mean the first Trading Day of each Offering Period.

            (i) "Exercise Date" shall mean the last Trading Day of each Purchase Period.
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            (j) "Fair Market Value" shall mean, as of any date, the value of
Common Stock determined by the Board in good faith using such methods or procedures as may be established from time to time by the Board. Unless otherwise determined by the Board, the Fair Market Value of Common Stock as of any date shall be the mean between the bid and asked quotations for the Common Stock on that date as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or, if there are no bid or asked quotations on such date, the mean between the bid and asked quotations on the next preceding date for which quotations are available. If the Stock is subsequently listed and traded upon a recognized securities exchange or shall be quoted on a recognized national market system, the Fair Market Value shall be the closing price on such date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported. For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

            (k) "Offering Periods" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after July 1 and January 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and terminating on the last Trading Day on or before June 30, 2001. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

            (l) "Plan" shall mean this Employee Stock Purchase Plan.

            (m) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

            (n) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value per share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

            (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

            (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.


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            (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

      3.    Eligibility.

            (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after July 1 and January 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before June 30, 2001. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

      5.    Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

            (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.    Payroll Deductions.

            (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount equal to at least two percent (2%), but shall not exceed fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.


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            (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

            (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

            (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

            (e) At the time the option is exercised, in whole or in part, or at the time some or all the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

      7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 2,500 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth Sections 3(b) and 13 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.


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      8.    Exercise of-Option.

            (a) Unless a participant withdraws from the Plan as provided in
Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

            (b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed
(i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date.

      9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option.

      10.   Withdrawal.

            (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering


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Period, payroll deductions shall not resume at the beginning of the succeeding
Offering Period unless the participant delivers to the Company after new subscription agreement.

            (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

      11. Termination of Employment. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

      12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13.   Stock.

            (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 equal to the lesser of (i) 300,000 shares, (ii) 1% of the adjusted average shares of outstanding Common Stock used to calculate fully diluted earnings per share as reported in the Annual Report to stockholders for the preceding year, or (iii) a lesser amount determined by the Board; provided, however, that any shares from any increases in previous years that are not actually issued shall be added to the aggregate number of shares available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

            (b) The participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.

            (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

      14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the extent permitted by law, be final and binding upon all parties.


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      15.   Designation of Beneficiary.

            (a) A participant may file a written designation of a beneficiary who is to receive shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the participant's spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

      17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend,


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combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

            (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

      20.   Amendment or Termination.

            (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.


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            (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

            (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                  i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

                  ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                  iii) allocating shares.

      Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

      21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange or quotation service upon which the shares may then be listed or quoted and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. The Company is under no obligation to register or qualify under state or federal securities laws any shares of Common Stock issued


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pursuant to the Plan. The Company may issue stock certificates for shares with such legends and subject to such restrictions on transfer and stop transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

      23. ESPP Broker. If the Board designates or approves a stock brokerage or other financial services firm (the "ESPP Broker") to hold shares purchased under the Plan for the accounts of Employees, the following procedures shall apply. Promptly following each Exercise Date, the number of shares of Common Stock purchased by each Employee shall be deposited into an account established in the Employee's name with the ESPP Broker. An Employee shall be free to undertake a disposition of the shares of Common Stock in his or her account at any time but, in the absence of such a disposition, the shares of Common Stock must remain in the Employee's account at the ESPP Broker until the holding period set forth in Code Section 423 has been satisfied. With respect to shares of Common Stock for which the holding periods set forth above have been satisfied, the Employee may move those shares of Common Stock to another brokerage account of the Employee's choosing or request that a stock certificate be issued and delivered to him or her. Any dividends paid in the form of shares of Common Stock with respect to Common Stock in an Employee's account shall be credited to such account. An Employee who is not subject to payment of U.S. income taxes may move his or her shares of Common Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the Code Section 423 holding period.

      24. Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Designated Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or Designated Subsidiary to (a) establish any other forms of incentives or compensation for employees of the Company or Designated Subsidiary or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

      25. Term of Plan. The Plan shall become effective upon the consummation of the offering described in the Registration Statement, or its approval by the stockholders of the Company, whichever is later. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

      26. Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.


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                                    EXHIBIT A

                             SALESLOGIX CORPORATION

                        1999 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

_____   Original Application Enrollment Date:  ____________

_____   Change in Payroll Deduction Rate

_____   Change of Beneficiary(ies)

      1. ___________________ hereby elects to participate in the SalesLogix Corporation 1999 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

      2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to ____%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

      3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

      4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

      5. Shares purchased for me under the Employee Stock Purchase Plan should
be issued in the name(s) of              (Employee or Employee and Spouse only).

      6. I UNDERSTAND THAT IF I DISPOSE OF ANY SHARES RECEIVED BY ME PURSUANT TO THE PLAN WITHIN 2 YEARS AFTER THE ENROLLMENT DATE (THE FIRST DAY OF THE OFFERING PERIOD DURING WHICH I PURCHASED SUCH SHARES) OR ONE YEAR AFTER THE EXERCISE DATE, I WILL BE TREATED FOR FEDERAL INCOME TAX PURPOSES AS HAVING RECEIVED ORDINARY INCOME AT THE TIME OF SUCH DISPOSITION IN AN AMOUNT EQUAL TO THE EXCESS OF THE FAIR MARKET VALUE OF THE SHARES AT THE TIME SUCH SHARES WERE PURCHASED BY ME OVER THE PRICE WHICH I PAID FOR THE SHARES. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF SHARES. THE COMPANY MAY, BUT WILL NOT BE OBLIGATED TO, WITHHOLD FROM MY COMPENSATION THE AMOUNT NECESSARY TO

MEET ANY APPLICABLE WITHHOLDING OBLIGATION INCLUDING ANY WITHHOLDING NECESSARY TO MAKE AVAILABLE TO THE COMPANY ANY TAX DEDUCTIONS OR BENEFITS ATTRIBUTABLE TO SALE OR EARLY DISPOSITION OF COMMON STOCK BY ME. IF I DISPOSE OF SUCH SHARES AT ANY TIME AFTER THE EXPIRATION OF THE 2-YEAR AND 1-YEAR HOLDING PERIODS, I UNDERSTAND THAT I WILL BE TREATED FOR FEDERAL INCOME TAX PURPOSES AS HAVING RECEIVED INCOME ONLY AT THE TIME OF SUCH DISPOSITION, AND THAT SUCH INCOME WILL BE TAXED AS ORDINARY INCOME ONLY TO THE EXTENT OF AN AMOUNT EQUAL TO THE LESSER OF (A) THE EXCESS OF THE FAIR MARKET VALUE OF THE SHARES AT THE TIME OF SUCH DISPOSITION OVER THE PURCHASE PRICE WHICH I PAID FOR THE SHARES, OR (B) 15% OF THE FAIR MARKET VALUE OF THE SHARES ON THE FIRST DAY OF THE OFFERING PERIOD. THE REMAINDER OF THE GAIN, IF ANY, RECOGNIZED ON SUCH DISPOSITION WILL BE TAXED AS CAPITAL GAIN.

      7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

      8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:  (Please print)___________________________________________________________

(First) (Middle) (Last)_________________________________________________________

Relationship____________________________________________________________________

(Address)_______________________________________________________________________

Employee's Social Security Number:______________________________________________

Employee's Address:_____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:__________________________________________________________________________



Signature of Employee___________________________________________________________



Spouse's Signature (If beneficiary other than spouse)___________________________

                                    EXHIBIT B

                             SALESLOGIX CORPORATION

                        1999 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the SalesLogix Corporation 1999 Employee Stock Purchase Plan which began on _____________, ____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.



Name and Address of Participant:


__________________________________________

__________________________________________

__________________________________________



Signature:



__________________________________________


Date:_____________________________________